Exhibit 10.54

EQUIPMENT FINANCE AGREEMENT

AGREEMENT #:_______________________

CUSTOMER	VENDOR OF EQUIPMENT ("Supplier")
EPAZZ, INC.	DYNAMIC HEALTH IT
BILLING ADDRESS:	4016 CANAL STREET 1ST FLOOR
CHICAGO, IL 60606	NEW ORLEANS, LA 70119
COUNTY:

EQUIPMENT DESCRIPTION (Attach separate Equipment List if needed)     ☒ new    ☐ used

SEE EQUIPMENT LIST

EQUIPMENT LOCATION: Complete only if Equipment will not be located at Customer's address above.

ADDRESS: 309 W. Washington St. Chicago, IL 60606

SCHEDULE OF PAYMENTS

Term (Months): 36

Number of Payments: 36

Amount of Each Payment: $585.25 x Number Prepayment(s): 1 + Administrative Fee $395.00 + Security Deposit $0.00= Initial Amount Due: $980.25

Payment Due Date ☐ 1st ☐ 15th	Pro rata rental is calculated as follows: (Monthly Payment divided by 30 days = Daily Rate) x (# of Days Between Acceptance Date and First Payment Date) = Total. Pro rata payment is billed on your first invoice.

THIS EQUIPMENT FINANCE AGREEMENT ("Agreement") IS SUBJECT TO THE TERMS AND CONDITIONS PRINTED HEREON AND ON THE FOLLOWING PAGES, ALL OF WHICH ARE MADE A PART HEREOF AND WHICH CUSTOMER ACKNOWLEDGES HAVING READ. PLEASE READ CAREFULLY BEFORE SIGNING.

THIS AGREEMENT, WHICH CONSISTS OF 5 PAGES, IS NOT BINDING UNTIL ACCEPTED BY SECURED PARTY.

CUSTOMER: EPAZZ, INC.	SECURED PARTY: DIRECT CREDIT FUNDING, INC.

/s/ Shaun Passley	By /S/ SIGNATURE
SHAUN PASSLEY, PRESIDENT AND INDIVIDUALLY	(Signature only)

8/14/2012	President
(Date)	(Title)

THIS IS A NON-CANCELABLE AGREEMENT FOR THE TERM INDICATED

1. AGREEMENT. Subject to the terms of this Agreement, rather than pay the cash price, Customer has chosen to request that Secured Party finance for Customer the acquisition of personal property described above together with any replacement parts, additions, repairs or accessories now or hereafter incorporated in or affixed to (hereinafter referred to as the "Equipment"). Customer hereby promises to pay to Secured Party all amounts described in this Agreement.

CONTINUED ON FOLLOWING PAGES

Page 1 of 5 Page Agreement

2. SECURITY INTEREST. The Customer is the owner of the Equipment and title to the Equipment shall, prior to foreclosure, at all limes remain with the Customer. Customer hereby assigns, transfers, pledges and grants to the Secured party a first priority security interest in and lien upon the Equipment, and all accessions thereto, substitutions and replacements therefor, and income and proceeds (including insurance proceeds) thereof to secure the prompt payment and performance as and when due of all obligations and indebtedness of the Customer to the Secured Party, now existing or hereafter created under this Agreement and otherwise. Customer authorizes Secured Party to file and/or record a financing statement(s) under the Uniform Commercial Code ("UCC") or similar instrument to perfect Secured Party's security interest in the Equipment and related property and agrees to take any other action the Secured Party requests to protect its rights under this Agreement including any landlord or mortgagee waiver. The Equipment shall remain personal property even if installed in or attached to real property. The security interest granted under this Section 2 shall only be released and terminated when all obligations of the Customer to the Secured Party have been indefeasibly paid in full in cash.

3. CUSTOMER REPRESENTATIONS. Customer acknowledges and agrees that Customer has selected both: 1) the Equipment and 2) the Supplier(s). Customer acknowledges that Secured Party has not participated in any way in Customer's selection of the Equipment or the Supplier(s) and Secured Party has not selected, manufactured, or supplied the Equipment. Customer also acknowledges that no salesman or agent of the Supplier is authorized to waive or alter any term or condition of this Agreement and no representation as to the Equipment or any matter by the Supplier shall in any way effect Customer's duty to pay the monthly payments and perform its other obligations as set forth in this Agreement Customer represents that its exact legal name, state of formation, location of its chief executive office and/or its place of residence as applicable have been correctly identified to Secured Party.

4. ASSIGNMENT BY CUSTOMER PROHIBITED WITHOUT SECURED PARTY’S PRIOR WRITTEN CONSENT. CUSTOMER SHALL NOT ASSIGN ANY OF ITS RIGHTS IN THE EQUIPMENT OR THIS AGREEMENT, LEASE THE EQUIPMENT, PLEDGE OR TRANSFER THIS AGREEMENT, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

5. APPLICABLE LAW AND VENUE. ALL MATTERS INVOLVING THE CONSTRUCTION, VALIDITY, PERFORMANCE, OR ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON. CUSTOMER CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF WASHINGTON AND AGREES THAT AT SECURED PARTY’S SOLE OPTION, JURISDICTION AND LOCATION FOR ANY DISPUTE, SUIT OR ACTION ARISING UNDER OR IN RELATION TO THE AGREEMENT, AND ALL DOCUMENTS EXECUTED IN CONNECTION THEREWITH, SHALL BE IN KING COUNTY, STATE OF WASHINGTON. CUSTOMER AGREES THAT CUSTOMER WILL BRING SUIT AGAINST THE SECURED PARTY ONLY IN SUCH COURTS. CUSTOMER WAIVES THE RIGHT OF JURY TRIAL. SECURED PARTY SHALL HAVE THE OPTION OF COMMENCING AN ACTION IN ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND PARTIES TO THE TRANSACTION.

6. NO WARRANTY. SECURED PARTY, NOT BEING THE MANUFACTURER OF THE EQUIPMENT, NOR MANUFACTURER’S AGENT, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS FOR A PARTICULAR USE OR OTHERWISE, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, MERCHANTABILITY OR PERFORMANCE OF THE EQUIPMENT OR OF THE MATERIAL OR WORKMANSHIP THEREOF. IT BEING AGREED THAT THE EQUIPMENT IS FINANCED "AS IS" AND THAT ALL SUCH RISKS, AS BETWEEN SECURED PARTY AND CUSTOMER, ARE TO BE BORNE BY CUSTOMER AT ITS SOLE RISK AND EXPENSE. CUSTOMER ACCORDINGLY AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST SECURED PARTY BASED THEREON.

7. TERM. The initial term of this Agreement is set forth on the first page of this Agreement. The term begins on the earlier of the following dates: (a) the date Customer requests Secured Party to make payment to the Supplier; or (b) the Acceptance Date as indicated on the Verification Certificate and shall end upon the earlier of (a) full performance and observance by Customer of each and every term, condition and covenant set forth in this Agreement, and any Schedules hereto and any extensions hereof or (b) Secured Party's termination of this Agreement pursuant to Section 17 hereof.

8. PAYMENT; SECURITY DEPOSIT. The periodic payments shall be in the amount designated in the schedule of payments and shall commence on the indicated payment due date immediately following the Equipment Acceptance Date. Customer shall pay Secured Party payments on or before the due date, at the office of Secured Party or to such other person or place as Secured Party may designate in writing. Customer agrees to pay a pro rata payment (based on the monthly payments) for the period from the Acceptance Date, to the due date of the first payment. Said pro rata payment shall be in addition to the first payment and shall be made simultaneously with the first payment. Any security deposit shall remain as security for performance of all the terms and conditions of this Agreement. In the event any default shall be made in the performance of any of Customer's obligations under this Agreement, Secured Party shall have the right, but shall not be obligated, to apply the security deposit to the curing of such default. On the expiration or earlier termination or cancellation of this Agreement, or any extension or renewal hereof, provided Customer has paid all of the payments called for and fully performed all other provisions of this Agreement, Secured Party will return to Customer any then remaining balance of said security deposit, without interest. Said security deposit may be commingled with Secured Party's other funds.

9. LATE CHARGES AND COLLECTION CHARGES. A late charge of 10% of the total payment, or $10, whichever is greater, will be assessed when a payment is not received on or before the due date. An additional late charge will be assessed for each month a payment remains unpaid. If Customer's delinquency requires additional collection efforts, a charge will be assessed in accordance with Secured Party's collection charge schedule. In addition, Customer shall be assessed for any charges levied by an outside collection agency following Customer's default.

10. LOCATION AND USE OF EQUIPMENT. Customer shall keep the equipment at the location designated in the Agreement, unless Secured Party, in writing, permits its removal. The Equipment shall be used solely in the conduct of Customer's business. Customer shall notify Secured Party if equipment is used for transporting or storing product considered hazardous material. Customer warrants that Equipment is used for commercial or business purposes and not for consumer, personal, home or family purposes.

11. OPERATION, MAINTENANCE AND REPAIR. Secured Party shall not be obligated to Install, erect, test, adjust, service or make repairs or replacements to the Equipment. Customer shall bear the expense of all necessary repairs, maintenance, operation, and replacements required to be made to maintain the Equipment in proper working condition, using as a guide the maintenance program described in the owner's manual, if any, for each item of Equipment and shall perform all maintenance required to insure full validation of a manufacturer's warranty on the Equipment. Customer shall comply with all laws and regulations relating to ownership, possession, operation, use and maintenance of the Equipment. No Equipment shall be used contrary to its intended use, or the provisions of any insurance policy covering the Equipment.

12. NOTICES. Services of all notices under this agreement shall be sufficient if given personally or mailed to Secured Party at 3455 S. 344th Way, Suite 300, Federal Way, WA 98001, or P.O. Box 4568, Federal Way, WA 98063, or to Customer at Customer's address set forth above or at such other address as a party may provide in writing from time to time. Any notices required by this Agreement shall be deemed to be delivered when a record property directed to the intended recipient has been (a) deposited with the US Postal Service. (b) transmitted by facsimile, (c) transmitted through the Internet, or (d) has been personally delivered.

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Page 2 of 5 Page Agreement

13. LIABILITY AND INDEMNITY; LOSS AND DAMAGE. Customer shall indemnify and hold Secured Party harmless from liability expense of every kind or nature from whatever cause, including, but not limited to, the liability arising under any statute, ordinance or regulation in connection with the use of the Equipment and from all liability on account of any claim for personal injury, death, or property damage to any person or party whatsoever, including Customer, arising out of the manufacture, selection, operation, use, maintenance, or delivery of the Equipment While it is not anticipated that Secured Party shall have any liability for torts related to the Equipment, this indemnity covers tort proceedings including any strict liability claim, any claim under another theory related to latent or other defects and any patent, trademark or service mark infringement claim. Such Indemnification shall survive the expiration, cancellation, or termination of this Agreement Customer hereby assumes and shall bear the entire risk of loss and damage to the Equipment from any cause whatsoever, regardless of whether the loss is insured. In the event of loss or damage to the Equipment, or to any part thereof, Customer, at the option of the Secured Party, shall (a) Replace the same in good condition, repair and working order; or (b) Replace the same, with like property of the same or greater value provided, however, at Customer's option, the remaining obligation under this Agreement can be satisfied by paying the Secured Party in cash the Stipulated Agreement Value as of the loss date. Stipulated Agreement Value equals the sum of: 1) all amounts due by Customer to Secured Party under this Agreement up to the date of the loss or termination including, but not limited to, all Monthly Payment Amounts, all taxes, all service charges and interest on delinquent payments and any cost of collections owed pursuant to sections 17 and 18, 2) the accelerated balance of the total amounts due for the remaining term of this Agreement discounted to present value at a discount rate of 5% per annum and 3) all other amounts due from Customer to Secured Party including interest and service charges through the date of full payment to the Secured Party of all Customer obligations. Except as expressly provided in this paragraph, total or partial destruction of any of the Equipment or total or partial loss of use or possession thereof to Customer shall not release or relieve Customer from the duty to pay the payments herein provided.

14. INSURANCE. Customer, at its own expense, shall keep the Equipment insured for the full term of this Agreement for the full insurable value thereof against all risks of loss or damage, and against such other risks in such amounts as Secured Party may specify, including liability Insurance, with limits not less than $500,000 unless Secured Party specifies a different amount due to the equipment location or use of equipment (bodily injury and property damage) combined single limit. Provided, however, in those instances where Customer is financing the Equipment defined by Secured Party as "mobile Equipment," Customer shall procure and maintain, for the full Agreement term, all risk physical damage insurance as opposed to insurance against fire and theft, with extended or combined coverage. All insurance policies must provide that no cancellation shall be effective without thirty (30) days' prior written notice to Secured Party. Customer shall deliver to Secured Party the policies or evidence of insurance with a standard form of endorsement attached thereto showing Secured Party to be named as an additional insured, together with receipts for the premiums thereunder. Customer shall, at the request of Secured Party, name as Loss Payee such party who may have a security interest in the Equipment.

15. CUSTOMER'S FAILURE TO PAY TAXES, INSURANCE, ETC. Should Customer fail to make any payment or do any act as herein provided, then Secured Party shall have the right, but not the obligation without notice to or demand upon Customer, and without releasing Customer from any obligation hereunder.to make or do the same and to pay, purchase, contest, or compromise any encumbrance, charge or lien which in the judgment of Secured Party appears to affect the Equipment, and in exercising such rights, incur any liability and expend whatever amounts In Its absolute discretion it may deem necessary therefore. Should Customer fail to provide Secured Party the policies or evidence of insurance described herein, Secured Party shall have the right, but not the obligation, to secure insurance on the Equipment in such form and amount as Secured Party deems reasonable to protect Secured Party's interests. Customer understands that, if Secured Party secures insurance on the Equipment the insurance may not name Customer as an insured and may not fully protect Customer's Interests. Customer agrees that, if Secured Party secures insurance on the Equipment, Customer will pay an insurance charge that may be substantially higher than the premium that Customer would pay if Customer placed said insurance independently. Customer agrees that, In addition to the premium, the insurance charge Customer is required to pay Secured Party will Include an Interest charge, administrative and processing fees, which will result In profit to Secured Party and Its agents. All sums so incurred or expended by Secured Party shall be without demand immediately due and payable by Customer and shall bear Interest at eighteen percent (18%) per annum if not prohibited by law, otherwise at the highest lawful contract rate. The parties agree that any claim, dispute, or controversy regarding insurance or any fee charged by Secured Party for securing insurance or for any other action taken by Secured Party under this Agreement will, upon demand by either party, be submitted to binding arbitration conducted by the American Arbitration Association in Seattle, Washington; provided however, such agreement does not authorize class arbitration or entitle any party to bring third parties or other claims into the arbitration proceeding. This agreement to arbitrate certain claims does not limit the right of any party to commence or continue any legal action with respect to other claims arising under this Agreement.

16. AUTHORITY TO SIGN. If Customer is a Limited Liability Company ("LLC"), partnership or corporation, the person signing the Agreement on behalf of such LLC, partnership or corporation hereby warrants that (s)he has full authority from the LLC, partnership or corporation to sign this Agreement and obligate the LLC, partnership or corporation.

17. DEFAULT AND REMEDIES. If (a) Customer fails to make any payment required pursuant to this Agreement when due, (b) Customer fails to perform any obligation in this Agreement or any other agreement with Secured Party or its assignees, (c) any representation or warranty by the Customer contained herein is false, (d) as solely determined by the Secured Party, an adverse change occurs in the Customer's financial condition or Secured Party believes the prospect of payment or performance is impaired or (e) Customer attempts or actually repudiates or revokes this Agreement or any other agreement with Secured Party or its assignees, then Customer will be in default. If Customer is in default, Secured Party, with or without notice to Customer, shall have the right to exercise any one or more of the following remedies, concurrently or separately, and without any election of remedies being deemed to have been made. Secured Party may (a) retain Customer's security deposit, (b) cancel this Agreement and the Secured Party's remaining obligations. (c) sue for and recover from Customer any and all amounts due under this Agreement, including the Stipulated Agreement Value,(d) enter upon Customer's premises and without any court order or other process of law and foreclose on, repossess and remove the Equipment, or render the Equipment unusable without removal, either with or without notice to Customer provided that such action shall not terminate this Agreement unless Secured Party notifies Customer in writing, (e) require the Customer to assemble and make the Equipment available to the Secured Party at a location determined by the Secured Party, (f) upon notice to Customer required by law, foreclose on and sell the Equipment to any party at a private or public sale and at any sale Secured Party may be the purchaser, (g) upon such terms and conditions as the Secured Party alone shall determine, foreclose and lease the Equipment to any third party upon notice to Customer required by law. (h) refer this Agreement to an attorney for collection; or (i) pursue any other remedy available to the Secured party under any agreement or applicable law. Customer agrees to pay all costs of collection including, but not limited to, costs of repossession, and any other expenses associated with the collection efforts, including but not limited to long distance telephone charges and travel costs. Secured Party shall apply the net proceeds of any sale or lease of the Equipment after deducting all costs of such disposition, including, but not limited to, costs of transportation, repossession, storage, refurbishing, advertising and broker fees, to the obligations of Customer hereunder with Customer remaining liable for any deficiency. Customer agrees that Secured Party will not be responsible for paying Customer for any consequential or incidental damages resulting from or in connection With default by Secured Party under this Agreement. Customer agrees that any delay or failure to enforce Secured Party's rights under this Agreement does not prevent Secured Party from enforcing any rights at a later time. Secured Party may use any of the remedies available under Article 9 of the UCC as enacted in the State of Washington or any other law.

18. ATTORNEY'S FEES AND EXPENSE. In the event Secured Party is required to retain an attorney to assist in the enforcement of its rights under this Agreement, it shall be entitled to a reasonable attorney's fee, however incurred, in addition to costs and necessary disbursements, whether or not suit becomes necessary, including fees incurred on appeal or in connection with a bankruptcy proceeding.

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Page 3 of 5 Page Agreement

19. TITLING. If requested by Secured Party, Customer shall cause Equipment subject to title registrations laws to be titled as directed by Secured Party. Customer shall advise Secured Party promptly as to any necessary re-titling. Debtor shall cause all documents of title to be furnished within sixty (60) days of the date of any titling effected by Customer.

20. TAXES. Customer shall pay and discharge all sales, use, property and other taxes now or hereafter imposed by any taxing authority upon the Equipment based upon the ownership, possession or use thereof, together with any penalties or interest in connection therewith, and will submit written evidence of the payment at Secured Party's request.

21. SECURED PARTY'S ASSIGNMENT. Secured Party may assign all or any of Secured Party's other rights hereunder. After such assignment, Customer waives any right Customer may have to claim or assert any defenses, setoffs or counterclaims against assignee of Secured Party. Customer will settle all claims arising out of alleged breach of warranties, defenses, setoffs and counterclaims it may have against Secured Party directly with Secured Party and not set up any such claims against Secured Party's assignee. An assignee of Secured Party shall not be obilgated to perform any of Secured Party's obligations under this Agreement. Customer, on receiving notice of any such assignment, shall abide thereby and make payment as may therein be directed. Following such assignment, solely for the purpose of determining assignee's rights hereunder, the term "Secured Party" shall be deemed to include or refer to Secured Party's assignee.

22. OFFER AND ACCEPTANCE. Customer's signing of this document shall constitute an offer to Secured Party to enter into the Agreement. In consideration of Secured Party's time and effort in reviewing and acting on the offer, Customer agrees that its other shall be irrevocable for a period of thirty (30) business days after the date it is submitted to Secured Party. Customer shall execute and deliver such instruments and guarantees including, but not limited to, personal guarantee, spouse's guarantee and or guarantees of any persons having an ownership interest in the Customer and other instruments as Secured Party deems necessary. Secured Party's signing of this Agreement shall constitute acceptance of Customer's offer to enter Into this Agreement; provided that if Customer falls to execute and deliver to Secured Party an Acknowledgment and Acceptance of Equipment by Customer acknowledging its acceptance of the Equipment within thirty (30) days after it is delivered to Customer, Secured Party shall have no obligation with respect to this Agreement or any Schedule hereto.

23. LIMITED PREARRANGED AMENDMENTS; AUTHORIZATION; SPECIFIC POWER OF ATTORNEY. In the event it is necessary to amend this Agreement to correct an obvious error or to reflect a change In the amount financed by Secured Party or the description of the Equipment, Customer agrees that any such amendment shall be described in a letter from Secured Party to Customer, this Agreement shall be deemed amended and such amendments shall be incorporated in this Agreement herein as if originally set forth. Customer further grants to Secured Party a specific power of attorney for Secured Party to sign, endorse or negotiate for Secured Party's benefit any instrument representing proceeds from any policy of insurance covering the Equipment.

24. ADDITIONAL DOCUMENTS, FINANCIAL STATEMENTS; CREDIT REPORTS. Customer shall provide to Secured Party such documents as Secured Party shall reasonably request to protect Secured Party's interest in the Equipment. Secured Party may require from time to time, and Customer agrees to furnish. statements setting forth the financial condition and operations of Customer. Customer authorizes Secured Party, its successors, assigns and prospective assigns, to obtain a personal credit profile on Customer or any guarantor from any credit reporting company.

25. MISCELLANEOUS. Secured Party and Customer agree that original signatures sent electronically on any document pertaining to this agreement shall be accepted by Secured Party, Customer and all guarantors as binding and enforceable and to have the same force and effect as original signatures. Customer authorizes Secured Party to communicate with Customer through electronic means. All Customer email addresses provided to Secured Party will be confidential and will not be shared, sold or spammed. Delinquent payments and other sums due under this Agreement shall bear interest at eighteen percent (18%) per annum if not prohibited by law, otherwise at the highest lawful contract rate. If there is more than one Customer, Secured Party may, with the consent of any one of the Customers, modify, extend, or change any one of the terms hereof without content or knowledge of the others, without in any way releasing, waiving, or impairing any right granted to Secured Party against the others. Customers and each of them are jointly and severally responsible and liable to Secured Party under this Agreement. If Secured Party is required by law to discount any unpaid payment or other sums payable by Customer hereunder, then the parties hereto agree that the discount rate used shall be five percent (5%) annually. If any provision of this Agreement is contrary to, prohibited by, or held Invalid under applicable laws or regulations or any Jurisdiction in which it is sought to be enforced, then such provision shall be considered severable and inapplicable, but shall not invalidate the remaining provisions of this Agreement.

26. TIME OF THE ESSENCE. Time is of the essence of this Agreement, and this provision shall not be impliedly waived by the acceptance on any occasion of late or defective performance.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Page 4 of 5 Page Agreement

GUARANTEE

To induce Secured Party to enter into an Agreement with or otherwise extend financial accommodations to EPAZZ, INC. Customer"), the undersigned Guarantor unconditionally guarantees to Secured Party the prompt payment when due of all Customer's obligations to Secured Party. Secured Party shall not be required to proceed against the Customer or the Equipment or enforce any other remedy before proceeding against the undersigned. The undersigned waives notice of acceptance hereof and all other notices or demand of any kind to which the undersigned may be entitled. The undersigned consents to any extensions or modifications granted to Customer and the release and/or compromise of any obligations of Customer or any other obligors and guarantors or any collateral therefore without notice and without In any way releasing the undersigned from his or her obligations hereunder. Guarantor waives any right to require Secured Party to apply payments in a certain manner and acknowledges that Secured Party may apply payments received In the fashion most advantageous to Secured Party. Furthermore, Guarantor waives any and all claims against Customer, by subrogation or otherwise, until such time as Customer's obligations to Secured Party are fully and finally satisfied. This is a continuing guarantee and shall not be discharged, impaired or affected by death of the undersigned or the existence or nonexistence of Customer as a legal entity. This continuing Guarantee shall bind the heirs, administrators, representatives, successors, and assigns of the undersigned and may be enforced by or for the benefit of any assignee or successor of Secured Party.

The provisions of the Guarantee shall extend to and apply to all the obligations of Customer to Secured Party, now existing or hereafter made, incurred or created, however arising, and whether set forth in separate agreements, schedules, applications, orders or collateral documents. The execution of this Guarantee shall not extinguish, release or waive any existing obligations, promises, or guarantees of Guarantor for the benefit of Secured Party. The undersigned agrees to pay a reasonable attorney's fee, and all other costs and expenses incurred by Secured Party or its successors or assigns '" the enforcement of the Guarantee, whether or not a lawsuit is started.

The undersigned personal guarantor consents to Financial Pacific leasing, LLC obtaining a consumer credit report on the undersigned from time to time In the credit evaluation and review process.

Law Which Applies, THIS AGREEMENT IS GOVERNED BY WASHINGTON LAW. EACH GUARANTOR CONSENTS TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF WASHINGTON FOR ANY DISPUTE, SUIT OR ACTION ARISING UNDER OR IN RELATION TO THIS GUARANTEE AND AGREES THAT ALL LAWSUITS COMMENCED BY A GUARANTOR AGAINST SECURED PARTY MUST BE FILED IN SUCH COURTS. AT SECURED PARTY'S SOLE OPTION, VENUE (LOCATION) FOR ANY PROCEEDING SHALL BE IN KING COUNTY, STATE OF WASHINGTON. EACH GUARANTOR WAIVES THE RIGHT TO A JURY TRIAL SECURED PARTY SHALL HAVE THE OPTION OF COMMENCING AN

ACTION IN ANY COURT HAVING PROPER JURISDICTION.

This Guarantee and each of Its provisions may be waived or modified only by record signed by Secured Party. Secured Party's waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder. If any provision of this Guarantee shall be determined to be unenforceable, then such provision shall be severed from this Guarantee without affecting any other provision of the Guarantee which shall remain fully enforceable.

/s/ Shaun Passley	(No Title)	(No Title)
SHAUN PASSLEY

Date 8/14/2012 Social Security # xxxxxxxxx		Date Social Security #

Home Phone #xxx-xxx-xxxx		Home Phone #

(No Title)	(No Title)

Date Social Security #	Date Social Security #

Home Phone #	Home Phone #

DELIVERY AND ACCEPTANCE AUTHORIZATION

Customer's signature authorizes Secured Party to verify by phone with a representative of Customer the date the Equipment was accepted by the Customer; the Equipment description, including the serial numbers; the schedule of payments; that all necessary installation has been completed; that the Equipment has been examined by Customer and is in good operating order and condition and is in all respects satisfactory to Customer and that Equipment is accepted by Customer for all purposes under the Agreement. This Information will be recorded on a Verification Certificate, a copy of which will be forwarded to Customer upon request. Customer hereby authorizes Secured Party to either insert or correct the Secured Party and/or Vendor name(s), equipment description, Equipment location and schedule of payments. Customer hereby authorizes Secured Party to make payment to the Vendor upon completion of the Verification Certificate.

CUSTOMER: EPAZZ, INC

/s/ Shaun Passley		Date: 8/14/2012
SHAUN PASSLEY	PRESIDENT AND INDIVIDUALLY

Page 5 of 5 Page Agreement

EQUIPMENT LIST

1. HiTech Compliance Software for MS Health Software Corp

AN ELECTRONIC VERSION OF THIS DOCUMENT SHALL BE CONSIDERED AN ORIGINAL.

SECURED PARTY: DIRECT CREDIT FUNDING, INC.		CUSTOMER: EPAZZ, INC.

By:	/s/ signature	By:	/s/ Shaun Passley
SHAUN PASSLEY

ITS:	President	ITS:	PRESIDENT AND INDIVIDUALLY

DATE:	8/16/12	DATE:	8/14/2012

Page 1 of 1 Page Equipment List

1

PRE-FUNDING ACCEPTANCE AGREEMENT

AND

AUTHORIZATION TO COMMENCE

The Secured Party has received a request from the Customer to advance funds to the Vendor(s) prior to delivery of the equipment. As adequate and valuable consideration for Secured Party and/or Assignees to advance funds to the Vendor(s), the Customer acknowledges this is a non-cancelable agreement and unconditionally agrees to the following:

X	Initial Here →	/s/ SP

Customer agrees to accept the equipment described on the Agreement at the Vendor's location of business. Customer acknowledges full responsibility for loss or damage to the equipment from the time of Customer's acceptance at Vendor's place of business. The undersigned agrees to settle all claims, defenses, set-offs and counterclaims it may have with the Vendor of the goods and equipment directly with the Vendor and not against Secured Party. Customer warrants to Secured Party that the equipment is merchantable and fit for the purpose for which it was selected. Customer makes this acceptance regardless of the working condition or installation of the equipment.

X	Initial Here →	/s/ SP	The Agreement will commence and Customer will begin making payments to Secured Party, regardless of the actual date of delivery, just as if the equipment had been accepted and delivered. Customer understands that failure by the Vendor to deliver an equipment is the sole responsibility of Customer and payments to Secured Party will not be withheld for any reason.

X	Initial Here →	/s/ SP

By signature below the undersigned specifically authorizes and requests Secured Party to make payment to the Vendor(s) of the equipment described in the Agreement. Customer agrees that said equipment has not been delivered, installed or accepted on a trial basis.

Customer's signature authorizes Secured Party to verify by phone with a representative of Customer the equipment description, including serial numbers and the schedule of payments. This information will be recorded on a Verification Certificate, a copy of which will be forwarded to Customer upon request. This Acceptance and Authorization supersedes any other Delivery and Acceptance Authorization.

Customer understands and authorizes the conditions set forth in this agreement.

AN ELECTRONIC VERSION OF THIS DOCUMENT SHALL BE CONSIDERED AN ORIGINAL.

CUSTOMER: EPAZZ, INC.

By:	/s/ Shaun Passley
SHAUN PASSLEY

ITS:	PRESIDENT AND INDIVIDUALLY

DATE:	8/14/2012

CERTIFICATE OF AUTHORITY FOR RESOLUTION OF BUSINESS ENTITY FOR FINANCING FROM AND OTHERWISE DEALING WITH DIRECT CREDIT FUNDING, INC.

The undersigned secretary/authorized recorder of EPAZZ, INC. ("Business Entity") does hereby certify that the following is a true and correct copy of resolutions duly adopted by the governing body of the Business Entity and that said resolutions are now in full force and effect.

RESOLVED that any one of the officers, general partners, members, managers or agents (hereinafter individually referred to as an "Authorized Person" and collectively, as the "Authorized Persons") listed below are authorized to take the following actions in the name of and on behalf of the Business Entity.

1. To finance from DIRECT CREDIT FUNDING, INC. ("Secured Party") such equipment or other personal property on such terms as said Authorized Persons deem advisable and in the best interest of the Business Entity from time to time and the execution of any agreement by any one of said Authorized Persons shall be conclusive evidence of his/her approval thereof.

2. To sign and deliver all agreements and related documents, including any notes or other evidences of indebtedness as may be requested by Secured Party.

3. To pledge as collateral security for the performance of the obligations of the Business Entity to Secured Party, such assets of the Business Entity as may be required and agreed upon between the Authorized Persons and Secured Party.

RESOLVED FURTHER that, except as indicated above, each one of the Authorized Persons listed below is conferred with a general authority to deal on behalf of and in the name of the Business Entity with Secured Party.

RESOLVED FURTHER that the following are the true and correct signatures and designations of the Officers referred to:

NAMES	SIGNATURES	TITLES

SHAUN PASSLEY	/S/ Shaun Passley	PRESIDENT

RESOLVED FURTHER that this resolution shall continue in t ce until notice in writing of its revocation shall be given to and received by Secured Party at the address described in paragraph 12 of the equipment finance agreement, by certified mail, return receipt requested and notwithstanding the giving of such notice, this resolution shall be effective as to all agreements entered into prior to Secured Party's receipt of such notice.

RESOLVED FURTHER that the secretary/authorized recorder of the Business Entity is hereby authorized to furnish this Certificate of Authority to Secured Party and that a copy of this Certificate shall be conclusive evidence of the authority of the Authorized Persons to deal with Secured Party on behalf of the Business Entity.

Type of Business Entity (check one):  ☒ Corporation  ☐ Limited Liability Company  ☐ Partnership

DATED this 14th day of August, 2012.

/s/ Shaun Passley

Signature

Shaun Passley

(Print Name) Secretary/Authorized Recorder

Signed and sealed (if necessary) with seal of the Business Entity.

AUTHORIZATION FOR DIRECT PAYMENTS

(ACH Debits)

Company Name: EPAZZ,INC.	Agreement#:__________________

I (we) hereby authorize DIRECT CREDIT FUNDING, INC., its successors and assigns, or its assigns, herein called COMPANY, to automatically withdraw from my (our)

(Please Select One):	☐ Checking Account	☐ Savings Account

indicated below any and all sums due in connection with the Agreement identified above. The undersigned authorizes the debit of regular monthly payments as well as debit entries for charges where the amount and time frame varies, including, but not limited to insurance, tax, NSF and late fee payments. I(we) acknowledge that the origination of ACH transactions to my (our) account must comply with the provisions of U.S. Law. I(we) also acknowledge that the Company may assign the account to a third party and that assignee may then initiate debit entries pursuant to this authorization.

Bank Name	Citibank	Branch:	River North

City:	Chicago	State:	IL

Routing Number:	xxxxxxxxx	Account #:	xxxxxxxxx

This authorization is to remain in full force and effect until Company has received written notification seven (7) business days before the due date.

*** To view your monthly invoice, go to fastpay.finpac.com to register.

No written notice will be forwarded.***

By:	/s/ Shaun Passley
SHAUN PASSLEY

Its:	PRESIDENT AND INDIVIDUALLY

Date:	8/14/2012

Phone Number	xxx-xxx-xxxx

E-mail Address:	shaun@epazz.net

PLEASE ATTACH A COPY OF A VOIDED CHECK.

AN ELECTRONIC COPY OF THIS AGREEMENT WITH SIGNATURE SHALL BE CONSIDERED AN ORIGINAL

Page 1 of 1 Page Automatic Payment Plan

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ADDENDUM PAY PROCEEDS DIRECTION

Customer: EPAZZ, INC.

Secured Party: DIRECT CREDIT FUNDING, INC.

By signature below the Customer hereby authorizes and instructs the Secured Party, and or its assigns to disburse the following amounts to the payees designated below:

Payee Name		Amount
DYNAMIC HEALTH IT		$13,870.00
	Total Amount to be Disbursed	$13,870.00

Customer hereby acknowledges and confirms its obligations under the EFA and any personal guarantee(s) executed by the undersigned.

Disbursement by the Secured Party, and or its assigns, in accordance with the foregoing instructions shall constitute payment to and receipt by Customer of such disbursements.

AN ELECTRONIC VERSION OF THIS DOCUMENT SHALL BE CONSIDERED AN ORIGINAL

CUSTOMER: EPAZZ, INC.

By:	/s/ Shaun Passley
SHAUN PASSLEY

ITS:	PRESIDENT AND INDIVIDUALLY

DATE:	8/14/2012

App# 507657, 072012C .EFA	Page 1 of 1 Page Pay Proceeds Direction